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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 19, 1999
                                                 ----------------

                     AMERCAN BANK NOTE HOLOGRAPHICS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



         Delaware                   1-14227                 13-3317668
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

             399 Executive Boulevard, Elmsford, New York    10523
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          (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (914) 592-2355
                                                   ----------------


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(Former name or former address, if changed since last report.)
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Item 5

    Press Release, dated January 19, 1999, incorporated by reference herein and filed as Exhibit 1 hereto.























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                                EXHIBIT INDEX
                                -------------

EXHIBIT                 DESCRIPTION
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99.1                    January 19, 1999 press release of American Bank Note
                        Holographics, Inc.



















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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN BANK NOTE HOLOGRAHPICS, INC.

Date: January 20, 1999                /s/ MORRIS WEISSMAN
                                      -----------------------------------------
                                      MORRIS WEISSMAN, CHEIF EXECUTIVE OFFICER













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